UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 14, 2005

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)	On October 14, 2005, Legg Mason, Inc. (the “Company”), as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York, and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks party thereto (collectively, the “Lenders”) entered into an unsecured Term Loan Agreement (the “Term Loan Agreement”) pursuant to which the Lenders will provide the Company with a term loan in an amount not to exceed $700,000,000. The Company will use this term loan to pay a portion of the purchase price in the pending transaction between the Company and Citigroup Inc., a Delaware corporation and the corporate parent of Citibank, N.A. and Citigroup Global Markets Inc. (“Citigroup”), whereby the Company will acquire Citigroup subsidiaries that constitute substantially all of Citigroup’s worldwide asset management business (the “Transaction”). The term loan facility will become available upon the closing of the Transaction and will be payable in full at maturity five years from the closing date of the Transaction. In the Term Loan Agreement, the Company has agreed to standard covenants, including that (i) the Company maintain a ratio of consolidated outstanding debt to consolidated earnings before interest, taxes, depreciation and amortization that is no greater than 2.5 to 1, and (ii) the Company maintain a ratio of consolidated earnings before interest, taxes, depreciation and amortization to cash interest payable on all of its outstanding debt of at least 4 to 1.

(b)	On October 14, 2005, the Company and the Lenders also entered into an unsecured Five-Year Revolving Credit Agreement (the “Revolving Credit Agreement”) pursuant to which the Lenders will make available to the Company a revolving credit facility in an amount of $500,000,000. The Company will use this revolving credit facility to fund working capital needs and for general corporate purposes. The revolving credit facility will become available upon the closing of the Transaction, when it will replace the Company’s existing $100,000,000 revolving credit facility, and will be payable in full at maturity five years from the closing date of the Transaction. In the Revolving Credit Agreement, the Company has agreed to standard covenants, including that (i) the Company maintain a ratio of consolidated outstanding debt to consolidated earnings before interest, taxes, depreciation and amortization that is no greater than 2.5 to 1, and (ii) the Company maintain a ratio of consolidated earnings before interest, taxes, depreciation and amortization to cash interest payable on all of its outstanding debt of at least 4 to 1.

The foregoing descriptions of the Term Loan Agreement and the Revolving Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the respective agreements, which are filed as exhibits hereto and are incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	Pursuant to the Term Loan Agreement described above in Item 1.01(a), which disclosure is incorporated herein by reference, the Company will borrow up to $700,000,000 from the Lenders on the closing date of the Transaction under an unsecured term loan facility. The term loan is payable in full at maturity five years from the closing date of the Transaction, and amounts outstanding thereunder may be prepaid from time to time by the Company. The Term Loan Agreement contains standard events of default, the occurrence of which may trigger an acceleration of amounts outstanding under the term loan, including (i) aggregate payment defaults by the Company on at least $50 million in other indebtedness, and (ii) failures by the Company to pay unstayed judgments or court orders in an aggregate amount in excess of $50 million.

(b)	Pursuant to the Revolving Credit Agreement described above in Item 1.01(b), which disclosure is incorporated herein by reference, the Company may borrow from time to time amounts from the Lenders under a revolving credit facility that do not exceed $500,000,000 outstanding at any time to fund working capital requirements or for general corporate purposes. Amounts may be borrowed under the Revolving Credit Agreement during the five-year period commencing on the closing date of the Transaction. All outstanding amounts under the revolving credit facility will be payable in full at maturity five years from the closing date of the Transaction, and amounts outstanding thereunder may be prepaid from time to time by the Company. The Revolving Credit Agreement contains standard events of default, the occurrence of which may trigger an acceleration of amounts outstanding under the revolving credit facility, including (i) aggregate payment defaults by the Company on at least $50 million in other indebtedness, and (ii) failures by the Company to pay unstayed judgments or court orders in an aggregate amount in excess of $50 million.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Subject Matter
10.1	Term Loan Agreement, dated as of October 14, 2005, among Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks party thereto

10.2	5-Year Revolving Credit Agreement, dated as of October 14, 2005, among Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks party thereto

10.3	Form of Non-Qualified Stock Option Agreement with price trigger under the Legg Mason, Inc. 1996 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: October 20, 2005	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
10.1	Term Loan Agreement, dated as of October 14, 2005, among Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks party thereto

10.2	5-Year Revolving Credit Agreement, dated as of October 14, 2005, among Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks party thereto

10.3	Form of Non-Qualified Stock Option Agreement with price trigger under the Legg Mason, Inc. 1996 Equity Incentive Plan

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